Warrants	6 Months Ended	12 Months Ended
	Jun. 30, 2024	Dec. 31, 2023
Scienture Inc [Member]
Warrants

Note 11 Warrants

As of June 30, 2024, there were 509,014 warrants outstanding and exercisable with an exercise price of $0.01 per share. The warrants were granted in connection with the NVK debt (Refer - Note 6 - Long-Term Convertible Debt, net of debt discount).

Note 11 Warrants

As of December 31, 2023, there were 509,014 warrants outstanding and exercisable with an exercise price of $0.01 per share. The warrants were granted in connection with the NVK debt (Refer - Note 6 - Long-Term Convertible Debt, net of debt discount).

The following table summarizes the assumptions used to estimate the fair value of the outstanding warrants during the years ended December 31, 2023, and 2022:

	December 31,
	2023	2022
Expected dividend yield	0%	-
Weighted-average expected volatility	70.52%	-
Weighted-average risk-free interest rate	4.50%	-
Expected life of warrants	5 years	-